UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-21842
                                                    -----------

                   First Trust Strategic High Income Fund II
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: July 31, 2015
                                             ---------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule of Investments is attached herewith.

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  ------------------------------------- ---------------  --------------  ---------------  --------------
CORPORATE BONDS AND NOTES - 104.5%

                  AUTOMOTIVE - 4.7%
$      1,275,000  American Axle & Manufacturing, Inc. (a)..............       6.25%          03/15/21     $    1,324,406
       1,050,000  American Axle & Manufacturing, Inc. (a)..............       6.63%          10/15/22          1,102,500
       1,750,000  FCA US LLC/CG Co-Issuer, Inc. (a)....................       8.25%          06/15/21          1,900,937
       1,500,000  Ford Motor Co. (a)...................................       6.50%          08/01/18          1,697,327
                                                                                                          --------------
                                                                                                               6,025,170
                                                                                                          --------------

                  BASIC INDUSTRY - 9.1%
         800,000  Alpha Natural Resources, Inc. (a) (b)................       7.50%          08/01/20             58,000
       2,075,000  Alpha Natural Resources, Inc. (a)....................       6.25%          06/01/21             72,625
       3,275,000  Arch Coal, Inc. (a)..................................       7.25%          06/15/21            376,625
         500,000  Building Materials Corp. of America (a) (b)..........       6.75%          05/01/21            526,875
         775,000  Hexion, Inc. ........................................       8.88%          02/01/18            678,125
       2,450,000  Hexion, Inc. (a).....................................       9.00%          11/15/20          1,764,000
         428,000  Huntsman International LLC (a).......................       8.63%          03/15/21            449,828
         500,000  Ply Gem Industries, Inc. ............................       6.50%          02/01/22            496,250
         932,000  Polymer Group, Inc. (a)..............................       7.75%          02/01/19            957,630
       2,100,000  Pulte Group, Inc. (a)................................       6.38%          05/15/33          2,142,000
       2,100,000  USG Corp. (a) (c)....................................       9.75%          01/15/18          2,399,250
       1,650,000  Xerium Technologies, Inc. (a) (d)....................       8.88%          06/15/18          1,702,594
                                                                                                          --------------
                                                                                                              11,623,802
                                                                                                          --------------

                  CAPITAL GOODS - 5.0%
       1,700,000  Crown Cork & Seal Co., Inc. (a)......................       7.38%          12/15/26          1,904,000
       2,175,000  H&E Equipment Services, Inc. (a).....................       7.00%          09/01/22          2,175,000
         650,000  Terex Corp. .........................................       6.50%          04/01/20            674,375
       1,625,000  Terex Corp. (a)......................................       6.00%          05/15/21          1,639,219
                                                                                                          --------------
                                                                                                               6,392,594
                                                                                                          --------------

                  CONSUMER GOODS - 7.4%
       2,000,000  ACCO Brands Corp. (a)................................       6.75%          04/30/20          2,130,000
       1,775,000  L Brands, Inc. (a)...................................       7.60%          07/15/37          2,005,750
       1,800,000  New Albertsons, Inc. (a).............................       7.75%          06/15/26          1,773,000
       1,850,000  Post Holdings, Inc. (a)..............................       7.38%          02/15/22          1,898,563
       1,900,000  Roundy's Supermarkets, Inc. (a) (e)..................      10.25%          12/15/20          1,605,500
                                                                                                          --------------
                                                                                                               9,412,813
                                                                                                          --------------

                  ENERGY - 21.8%
       2,100,000  Atlas Pipeline Partners LP/Atlas Pipeline Finance
                     Corp. (a) (d).....................................       5.88%          08/01/23          2,105,250
       2,200,000  Blue Racer Midstream LLC/Blue Racer Finance
                     Corp. (b).........................................       6.13%          11/15/22          2,249,500
       1,750,000  Breitburn Energy Partners LP/Breitburn Finance
                     Corp. (a).........................................       8.63%          10/15/20          1,338,750
         250,000  Breitburn Energy Partners LP/Breitburn Finance
                     Corp. (a).........................................       7.88%          04/15/22            173,750
       1,925,000  Calfrac Holdings L.P. (a) (b)........................       7.50%          12/01/20          1,597,750
         950,000  Chesapeake Energy Corp. .............................       4.88%          04/15/22            769,500
       1,825,000  EP Energy LLC / Everest Acquisition Finance,
                     Inc. (b)..........................................       6.38%          06/15/23          1,713,219


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  ------------------------------------- ---------------  --------------  ---------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  ENERGY (CONTINUED)
$      2,410,000  EV Energy Partners LP/EV Energy Finance Corp. (a)....       8.00%          04/15/19     $    2,126,825
       1,850,000  Ferrellgas Partners LP/Ferrellgas Partners Finance
                     Corp. (a).........................................       8.63%          06/15/20          1,924,000
       2,325,000  Global Partners LP/GLP Finance Corp. (a).............       6.25%          07/15/22          2,191,312
       1,000,000  ION Geophysical Corp. (d)............................       8.13%          05/15/18            732,500
         950,000  Linn Energy LLC/Linn Energy Finance Corp. (a)........       8.63%          04/15/20            589,000
         800,000  Linn Energy LLC/Linn Energy Finance Corp. ...........       7.75%          02/01/21            472,000
       2,200,000  NRG Energy, Inc. (a).................................       6.25%          07/15/22          2,216,500
       2,250,000  NRG Yield Operating, LLC (a).........................       5.38%          08/15/24          2,261,250
       1,275,000  Pioneer Natural Resources Co. (a)....................       6.65%          03/15/17          1,374,433
       1,300,000  RKI Exploration & Production LLC/RKI Finance
                     Corp. (b).........................................       8.50%          08/01/21          1,452,750
       2,200,000  Tesoro Logistics LP/Tesoro Logistics Finance
                     Corp. (a).........................................       6.13%          10/15/21          2,304,500
         415,000  W&T Offshore, Inc. ..................................       8.50%          06/15/19            254,188
                                                                                                          --------------
                                                                                                              27,846,977
                                                                                                          --------------

                  HEALTHCARE - 8.6%
       1,925,000  CHS/Community Health Systems, Inc. (a)...............       7.13%          07/15/20          2,054,937
         675,000  CHS/Community Health Systems, Inc. ..................       6.88%          02/01/22            723,938
         150,000  DJO Finco, Inc./DJO Finance LLC/DJO Finance
                     Corp. (b).........................................       8.13%          06/15/21            154,500
       1,750,000  HCA, Inc. (a)........................................       8.00%          10/01/18          2,025,625
       1,000,000  HCA, Inc. (a)........................................       5.88%          05/01/23          1,077,500
         643,420  inVentiv Health, Inc. (b) (f)........................      10.00%          08/15/18            678,808
         438,000  inVentiv Health, Inc. (b)............................      11.00%          08/15/18            418,290
       1,725,000  Jaguar Holdings Co./Merger (a) (b)...................       9.50%          12/01/19          1,841,438
       2,000,000  Kindred Healthcare, Inc. (a).........................       6.38%          04/15/22          2,055,000
                                                                                                          --------------
                                                                                                              11,030,036
                                                                                                          --------------

                  LEISURE - 8.8%
       2,000,000  Boyd Gaming Corp. (a)................................       9.00%          07/01/20          2,185,000
       1,800,000  Cedar Fair L.P./Canada's Wonderland Co./Magnum
                     Management Corp. (a)..............................       5.25%          03/15/21          1,874,160
       1,950,000  Chester Downs & Marina LLC (a) (e)...................       9.25%          02/01/20          1,511,250
       2,450,000  GLP Capital LP/GLP Financing II, Inc. (a)............       5.38%          11/01/23          2,564,971
       1,300,000  MGM Resorts International (a)........................       7.63%          01/15/17          1,384,500
       1,725,000  Palace Entertainment Holdings LLC/Palace
                     Entertainment Holdings Corp. (a) (b)..............       8.88%          04/15/17          1,732,547
                                                                                                          --------------
                                                                                                              11,252,428
                                                                                                          --------------

                  MEDIA - 9.0%
       1,850,000  Cablevision Systems Corp. (a)........................       8.63%          09/15/17          2,037,312
       1,875,000  Cumulus Media Holdings, Inc. (a).....................       7.75%          05/01/19          1,650,000
       1,700,000  iHeartCommunications, Inc. (a).......................       9.00%          03/01/21          1,544,875


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  ------------------------------------- ---------------  --------------  ---------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  MEDIA (CONTINUED)
$      2,225,000  Lamar Media Corp. (a)................................       5.38%          01/15/24     $    2,280,625
       2,650,000  Mediacom Broadband LLC/Mediacom Broadband Corp. (a)..       6.38%          04/01/23          2,650,000
       1,250,000  National Cinemedia LLC ..............................       6.00%          04/15/22          1,293,750
                                                                                                          --------------
                                                                                                              11,456,562
                                                                                                          --------------

                  SERVICES - 9.5%
       1,000,000  Avis Budget Car Rental LLC/Avis Budget Finance,
                     Inc. (a)..........................................       5.50%          04/01/23          1,008,750
       1,850,000  Casella Waste Systems, Inc. (a)......................       7.75%          02/15/19          1,890,718
       2,600,000  Iron Mountain, Inc. (a)..............................       6.00%          08/15/23          2,713,750
         950,000  Jurassic Holdings III (b)............................       6.88%          02/15/21            669,750
       2,525,000  MasTec, Inc. (a).....................................       4.88%          03/15/23          2,215,687
       1,000,000  Sotheby's (b)........................................       5.25%          10/01/22            982,500
         369,000  United Rentals North America, Inc. ..................       8.25%          02/01/21            394,557
         900,000  United Rentals North America, Inc. (a)...............       7.63%          04/15/22            982,125
       1,325,000  United Rentals North America, Inc. ..................       5.75%          11/15/24          1,301,813
                                                                                                          --------------
                                                                                                              12,159,650
                                                                                                          --------------

                  TECHNOLOGY & ELECTRONICS - 1.8%
         500,000  CyrusOne LP/CyrusOne Finance Corp. ..................       6.38%          11/15/22            518,750
       1,570,000  First Data Corp. (a).................................      11.25%          01/15/21          1,746,625
                                                                                                          --------------
                                                                                                               2,265,375
                                                                                                          --------------

                  TELECOMMUNICATIONS - 13.9%
       2,000,000  Centurylink, Inc. (a)................................       7.65%          03/15/42          1,780,000
       1,200,000  FairPoint Communications, Inc. (a) (b)...............       8.75%          08/15/19          1,264,500
       2,800,000  Frontier Communications Corp. (a)....................       7.13%          01/15/23          2,541,000
       2,800,000  Level 3 Financing, Inc. (b)..........................       5.38%          05/01/25          2,730,000
         500,000  Qwest Capital Funding, Inc. .........................       6.88%          07/15/28            488,750
       2,750,000  SBA Communications Corp. (a).........................       4.88%          07/15/22          2,719,062
       1,875,000  T-Mobile USA, Inc. (a)...............................       6.63%          04/01/23          2,001,563
       2,950,000  Windstream Corp. (a).................................       7.50%          06/01/22          2,437,437
       1,850,000  Zayo Group LLC/Zayo Capital, Inc. (a) (b)............       6.00%          04/01/23          1,860,619
                                                                                                          --------------
                                                                                                              17,822,931
                                                                                                          --------------

                  TRANSPORTATION - 1.4%
       1,800,000  Watco Cos. LLC/Watco Finance Corp. (a) (b)...........       6.38%          04/01/23          1,827,000
                                                                                                          --------------

                  UTILITY - 3.5%
       2,350,000  AES Corp. (a)........................................       4.88%          05/15/23          2,245,707
       2,225,000  TerraForm Power Operating LLC (b)....................       5.88%          02/01/23          2,256,996
                                                                                                          --------------
                                                                                                               4,502,703
                                                                                                          --------------
                  TOTAL CORPORATE BONDS AND NOTES.......................................................     133,618,041
                  (Cost $141,414,603)                                                                     --------------


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                          DESCRIPTION                            COUPON         MATURITY       (US DOLLARS)
----------------  ------------------------------------- ---------------  --------------  ---------------  --------------
FOREIGN CORPORATE BONDS AND NOTES - 13.3%

                  BASIC INDUSTRY - 1.9%
$      1,000,000  Cascades, Inc. (USD) (a) (b).........................       5.50%          07/15/22     $      971,250
       1,150,000  FMG Resources (August 2006) Pty Ltd. (USD) (a) (b)...       6.88%          04/01/22            669,990
         875,000  Millar Western Forest Products Ltd. (USD) (d)........       8.50%          04/01/21            826,875
                                                                                                          --------------
                                                                                                               2,468,115
                                                                                                          --------------

                  CAPITAL GOODS - 2.2%
       2,000,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                     Inc. (USD) (a) (b)................................       6.75%          01/31/21          2,060,000
         640,000  Kraussmaffei Group GMBH (EUR) .......................       8.75%          02/15/20            761,528
                                                                                                          --------------
                                                                                                               2,821,528
                                                                                                          --------------

                  ENERGY - 3.1%
       1,800,000  LBC Tank Terminals Holding Netherlands BV (USD) (e)..       6.88%          05/15/23          1,881,000
         645,000  Precision Drilling Corp. (USD) ......................       6.63%          01/15/20            628,875
       1,350,000  Puma International Financing S.A. (USD) (b)..........       6.75%          02/01/21          1,371,141
                                                                                                          --------------
                                                                                                               3,881,016
                                                                                                          --------------

                  MEDIA - 1.5%
       1,900,000  Numericable-SFR SAS (USD) (b)........................       6.00%          05/15/22          1,938,000
                                                                                                          --------------

                  TELECOMMUNICATIONS - 2.1%
       2,450,000  Intelsat Luxembourg S.A. (USD) (a)...................       7.75%          06/01/21          1,956,937
         700,000  Wind Acquisition Finance S.A. (USD) (b)..............       7.38%          04/23/21            743,750
                                                                                                          --------------
                                                                                                               2,700,687
                                                                                                          --------------

                  TRANSPORTATION - 2.5%
       1,550,000  Dynagas LNG Partners LP/Dynagas Finance, Inc.
                     (USD) (a).........................................       6.25%          10/30/19          1,388,025
       2,000,000  Teekay Offshore Partners LP/Teekay Offshore Finance
                     Corp. (USD) (a)...................................       6.00%          07/30/19          1,727,500
                                                                                                          --------------
                                                                                                               3,115,525
                                                                                                          --------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES...........................................          16,924,871
                  (Cost $18,623,143)                                                                      --------------

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  ------------------------------------- ---------------  --------------  ---------------  --------------
MORTGAGE-BACKED SECURITIES - 7.6%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 6.6%
                  Citicorp Mortgage Securities, Inc.
       1,526,157     Series 2007-2, Class 1A3 .........................       6.00%          02/25/37          1,570,636
                  Countrywide Alternative Loan Trust
         143,829     Series 2007-11T1, Class A37 (d) (g)...............      38.88%          05/25/37            323,379
         982,386     Series 2007-OA3, Class 1A1 (g)....................       0.33%          04/25/47            827,966


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  ------------------------------------- ---------------  --------------  ---------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Countrywide Home Loan Mortgage Pass-Through Trust
$        172,612     Series 2006-21, Class A8 .........................       5.75%          02/25/37     $      163,789
                  HarborView Mortgage Loan Trust
          17,775     Series 2005-9, Class B10 (d) (g) (h) (i)..........       1.94%          06/20/35                  0
                  Home Equity Asset Trust
       1,190,000     Series 2006-4, Class 2A4 (g)......................       0.47%          08/25/36          1,016,049
       1,261,000     Series 2006-7, Class 2A3 (g)......................       0.34%          01/25/37            988,952
                  Nomura Resecuritization Trust
       2,716,522     Series 2014-1R, Class 2A11 (b) (g)................       0.34%          02/26/37          1,425,517
                  Residential Accredit Loans, Inc.
         146,218     Series 2007-Q56, Class A2 (d) (g).................      54.00%          04/25/37            348,232
                  Securitized Asset Backed Receivables LLC Trust
       1,271,014     Series 2007, Class BR4 (g)........................       0.39%          05/25/37            855,122
                  Washington Mutual Alternative Mortgage Pass-Through
                     Certificate
          44,136     Series 2007-5, Class A11 (d) (g)..................      38.34%          06/25/37            102,048
                  Wells Fargo Mortgage Backed Securities Trust
         594,632     Series 2006-8, Class A15 .........................       6.00%          07/25/36            601,195
         237,263     Series 2007-8, Class 2A2 .........................       6.00%          07/25/37            234,082
                                                                                                          --------------
                                                                                                               8,456,967
                                                                                                          --------------

                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
                  Greenwich Capital Commercial Funding Corp.
       1,180,000     Series 2007-GG11, Class AJ, STRIP (g).............       6.25%          12/10/49          1,228,452
                                                                                                          --------------
                                                                                                               1,228,452
                                                                                                          --------------
                  TOTAL MORTGAGE-BACKED SECURITIES......................................................       9,685,419
                  (Cost $8,545,679)                                                                       --------------

ASSET-BACKED SECURITIES - 4.7%
                  Ace Securities Corp.
         883,798     Series 2003-MH1, Class A4 (b).....................       6.50%          08/15/30            981,068
                  BankAmerica Manufactured Housing Contract Trust II
       2,300,000     Series 1997-1, Class B1 ..........................       6.94%          06/10/21          2,856,814
                  Bombardier Capital Mortgage Securitization Corp.
         268,212     Series 1999-B, Class A1B (d)......................       6.61%          12/15/29            135,643
                  Citigroup Mortgage Loan Trust, Inc.
       2,301,000     Series 2003-HE3, Class M4 (g).....................       3.19%          12/25/33          1,191,743
                  Green Tree Financial Corp.
          66,094     Series 1997-4, Class B1 (d).......................       7.23%          02/15/29              4,619
         664,171     Series 1998-4, Class M1 ..........................       6.83%          04/01/30            443,496
       1,070,599     Series 1999-3, Class M1 (d).......................       6.96%          02/01/31            113,020


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  ------------------------------------- ---------------  --------------  ---------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                  GSAMP Trust
$      2,886,030     Series 2006-S5, Class A1 (d) (g)..................       0.37%          09/25/36     $       77,813
                  Oakwood Mortgage Investors, Inc.
         690,816     Series 1999-B, Class M1 (d).......................       7.18%          12/15/26            247,298
                                                                                                          --------------
                  TOTAL ASSET-BACKED SECURITIES.........................................................       6,051,514
                  (Cost $4,858,241)                                                                       --------------

SENIOR FLOATING-RATE LOAN INTERESTS - 4.1%

                  CONSUMER GOODS - 0.9%
         666,600  Albertsons, Inc., Term Loan B-1 (g)..................       5.38%          03/21/19            668,727
         531,707  Roundy's Supermarkets, Tranche B Term Loan (g).......       5.75%          02/21/21            494,487
                                                                                                          --------------
                                                                                                               1,163,214
                                                                                                          --------------

                  LEISURE - 1.4%
       1,825,000  Four Seasons Holdings Inc. Term Loan, Second
                     Lien (d) (g)......................................       6.25%          12/28/20          1,829,562
                                                                                                          --------------

                  SERVICES - 0.7%
         990,000  Caesars Growth Properties, LLC, Term Loan B (g)......       6.25%          05/08/21            821,700
                                                                                                          --------------

                  TELECOMMUNICATIONS - 0.8%
         977,500  Fairpoint Communications, Inc., Term Loan (g)........       7.50%          02/14/19            986,972
                                                                                                          --------------

                  UTILITY - 0.3%
         834,744  TXU (Texas Competitive Electric Holdings Co. LLC)
                       2017 Term Loan (Extending) (g)..................       4.67%          10/10/17            425,720
                                                                                                          --------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS.............................................       5,227,168
                  (Cost $5,824,937)                                                                       --------------

     SHARES                                            DESCRIPTION                                            VALUE
----------------  --------------------------------------------------------------------------------------  --------------
COMMON STOCKS - 2.1%

                  AUTOMOTIVE - 0.4%
          33,500  Ford Motor Co.........................................................................         496,805
                                                                                                          --------------

                  BASIC INDUSTRY - 0.4%
          94,150  Cascades, Inc. (CAD)..................................................................         549,271
                                                                                                          --------------

                  CAPITAL GOODS - 0.4%
          20,275  General Electric Co...................................................................         529,178
                                                                                                          --------------

                  ENERGY - 0.2%
               7  Thunderbird Resources Equity, Inc. (d) (j) (k)........................................         248,220
                                                                                                          --------------

                  SERVICES - 0.3%
          14,208  Iron Mountain Reit, Inc...............................................................         426,950
                                                                                                          --------------


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

  SHARES/UNITS                                         DESCRIPTION                                            VALUE
----------------  --------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

                  UTILITY - 0.4%
          36,000  AES Corp..............................................................................  $      460,800
                                                                                                          --------------
                  TOTAL COMMON STOCKS...................................................................       2,711,224
                  (Cost $3,371,284)                                                                       --------------

MASTER LIMITED PARTNERSHIPS - 0.0%

                  ENERGY - 0.0%
           4,411  EV Energy Partners, L.P...............................................................          43,360
                                                                                                          --------------
                  TOTAL MASTER LIMITED PARTNERSHIPS.....................................................          43,360
                  (Cost $146,393)                                                                         --------------

PREFERRED SECURITIES - 0.0%
           4,000  Soloso CDO, Ltd., Series 2005-1 (e) (k) (l)...........................................           2,500
                                                                                                          --------------
                  TOTAL PREFERRED SECURITIES............................................................           2,500
                  (Cost $0)                                                                               --------------

   PRINCIPAL                                                                 STATED          STATED
     VALUE                            DESCRIPTION                            COUPON         MATURITY          VALUE
----------------  ------------------------------------- ---------------  --------------  ---------------  --------------
STRUCTURED NOTES - 0.0%
$      5,750,000  Preferred Term Securities XXV, Ltd. (e) (k)..........       (l)            06/23/37                449
                  Preferred Term Securities XXVI, Ltd.
       2,500,000     Subordinated Note (e) (k).........................       (l)            09/22/37              1,563
                                                                                                          --------------
                  TOTAL STRUCTURED NOTES................................................................           2,012
                  (Cost $0)                                                                               --------------

                  TOTAL INVESTMENTS - 136.3%............................................................     174,266,109
                  (Cost $182,784,281) (m)

                  OUTSTANDING LOAN - (41.4%)............................................................     (52,850,000

                  NET OTHER ASSETS AND LIABILITIES - (36.3%)............................................       6,409,077
                                                                                                          --------------
                  NET ASSETS - 100.0%...................................................................  $  127,825,186
                                                                                                          ==============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc. ("Brookfield"), the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2015, securities noted as such amounted to $34,175,758 or 26.74% of net assets.

(c) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at July 31, 2015.

(d) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Brookfield.


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Portfolio of Investments).

(f) This security is a Payment-in-Kind ("PIK") Toggle Note whereby the issuer may elect to pay interest in cash at the stated coupon or in PIK at 12.00%. For the fiscal year-to-date period (November 1, 2014 through July 31, 2015), the Fund received $36,420 PIK interest.

(g) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2015.

(h)   The issuer is in default and interest is not being accrued.

(i)   Security missed one or more of its interest payments.

(j)   Non-income producing security.

(k) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At July 31, 2015, securities noted as such are valued at $252,732 or 0.20% of net assets.

(l)   Zero coupon security.

(m) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,646,129 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,164,301.

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

CDO   Collateralized Debt Obligation

USD   United States Dollar


                     See Notes to Portfolio of Investments

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

                                                                                      LEVEL 2         LEVEL 3
                                                     TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                   7/31/2015         PRICES           INPUTS           INPUTS
                                                ---------------  ---------------  ---------------  --------------
Corporate Bonds and Notes*....................  $   133,618,041  $            --   $  133,618,041  $           --
Foreign Corporate Bonds and Notes*............       16,924,871               --       16,924,871              --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations........        8,456,967               --        8,456,967              --
   Commercial Mortgage-Backed Securities              1,228,452               --        1,228,452              --
Asset-Backed Securities.......................        6,051,514               --        6,051,514              --
Senior Floating-Rate Loan Interests*..........        5,227,168               --        5,227,168              --
Common Stocks:
   Energy.....................................          248,220               --               --         248,220
   Other industry categories*.................        2,463,004        2,463,004               --              --
Master Limited Partnerships*..................           43,360           43,360               --              --
Preferred Securities..........................            2,500               --               --           2,500
Structured Notes..............................            2,012               --               --           2,012
                                                ---------------  ---------------  ---------------  --------------
Total Investments.............................      174,266,109        2,506,364      171,507,013         252,732

Forward Foreign Currency Contracts**..........           82,631               --           82,631              --
                                                ---------------  ---------------  ---------------  --------------
Total.........................................  $   174,348,740  $     2,506,364  $   171,589,644  $      252,732
                                                ===============  ===============  ===============  ==============

*  See Portfolio of Investments for industry breakout.

** See the table of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of July 31, 2015, the Fund transferred a security valued at $248,220 from Level 2 to Level 3 of the fair value hierarchy. The security that transferred from Level 2 to Level 3 did so as a result of being fair value priced by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended, and not from an independent third-party pricing service.

Level 3 Structured Notes and Preferred Securities are valued using broker quotes. These values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing services prices by comparing sales prices of Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.


BEGINNING BALANCE AT OCTOBER 31, 2014
   Preferred Securities                               $   40,000
   Structured Notes                                          825
Net Realized Gain (Loss)                                      --
Net Change in Unrealized Appreciation/Depreciation       (36,313)
Purchases                                                     --
Sales                                                         --
Transfers In
   Common Stocks                                         248,220
Transfers Out                                                 --
ENDING BALANCE AT JULY 31, 2015
   Common Stocks                                         248,220
   Preferred Securities                                    2,500
   Structured Notes                                        2,012
                                                      ----------
Total Level 3 holdings                                $  252,732
                                                      ==========

There was a net change of $(36,313) in unrealized appreciation (depreciation) from Level 3 investments held as of July 31, 2015.

FORWARD FOREIGN CURRENCY CONTRACTS - (see Note 2F - Forward Foreign Currency Contracts in the Notes to Portfolio of Investments):

                                        FORWARD FOREIGN CURRENCY CONTRACTS
                            ----------------------------------------------------------
                                                                          PURCHASE            SALE          UNREALIZED
SETTLEMENT                        AMOUNT               AMOUNT           VALUE AS OF       VALUE AS OF     APPRECIATION/
   DATE      COUNTERPARTY      PURCHASED (a)          SOLD (a)        JANUARY 31, 2015  JANUARY 31, 2015  (DEPRECIATION)
----------  --------------  -------------------  -------------------  ----------------  ----------------  --------------
11/09/15         BNYM         USD     498,547      CAD     605,465      $    498,547      $    462,680      $   35,867
11/09/15         BNYM         USD   2,020,187      EUR   1,794,143         2,020,187         1,973,423          46,764
                                                                                                            ----------
Net Unrealized Appreciation (Depreciation)..............................................................    $   82,631
                                                                                                            ==========



(a)   Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
      BNYM          Bank of New York Mellon


                     See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           JULY 31, 2015 (UNAUDITED)

                                1. ORGANIZATION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FHY" on the New York Stock Exchange ("NYSE").

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services - Investment Companies."

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      The Senior Floating-Rate Loan interests ("Senior Loans")1 held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party


1 The terms "security" and "securities" used throughout the Notes to Portfolio of Investments include Senior Loans.

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           JULY 31, 2015 (UNAUDITED)

      pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the borrower/issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the borrower/issuer;

       5) the credit quality and cash flow of the borrower/issuer, based on the sub-advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   the borrower's/issuer's competitive position within the industry;

      13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.


The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           JULY 31, 2015 (UNAUDITED)

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At July 31, 2015, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2015, the Fund held restricted securities as shown in the following table that Brookfield Investment Management Inc., the sub-advisor, has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           JULY 31, 2015 (UNAUDITED)

                                                                                                                    % OF
                                               ACQUISITION   PRINCIPAL                 CARRYING                      NET
SECURITY                                          DATE      VALUE/SHARES    PRICE        COST         VALUE         ASSETS
---------------------------------------------  -----------  ------------  ---------  ------------  ------------  ------------
Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                         03/27/07    $ 5,750,000    0.00*     $       --    $      449       0.00**
Preferred Term Securities XXVI, Ltd.
   Subordinated Note, Zero Coupon, 09/22/37      06/06/07    $ 2,500,000    0.00*             --         1,563       0.00**
Chester Downs & Marina LLC, 02/01/20             05/27/15    $ 1,950,000    0.78       1,908,227     1,511,250       1.18
Roundy's Supermarkets, Inc., 12/15/20            05/27/15    $ 1,900,000    0.85       1,991,300     1,605,500       1.26
LBC Tank Terminals Holding Netherlands BV
(USD), 05/15/23                                  05/25/15    $ 1,800,000    1.05       1,925,524     1,881,000       1.47
Soloso CDO, Ltd., Series 2005-1                  04/24/06          4,000    0.63              --         2,500       0.00**
                                                                                      ----------    ----------       ------
                                                                                      $5,825,051    $5,002,262       3.91%
                                                                                      ==========    ==========       ======

*  Amount is less than $0.01.
** Amount is less than 0.01%.

D. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

E. COLLATERALIZED DEBT OBLIGATIONS

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

F. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Forward Foreign Currency Contracts table in the Portfolio of Investments. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

G. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions.

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           JULY 31, 2015 (UNAUDITED)

                           3. DERIVATIVE TRANSACTIONS

For the fiscal year-to-date period (November 1, 2014 through July 31, 2015), the notional values of forward foreign currency contracts opened and closed were $6,742,111 and $7,672,172, respectively.

4. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date of the Portfolio of Investments and has determined that there was the following subsequent event:

On September 15, 2015, First Trust announced that the Board of Trustees of the Fund has adopted a Share Repurchase Program. Pursuant to the Share Repurchase Program, the Fund, may, from time to time and at the direction of management personnel, repurchase up to 5% of the Fund's outstanding common shares in secondary market transactions in accordance with applicable law. The Fund's Share Repurchase Program will continue until the earlier of (i) the repurchase of 5% of the Fund's current outstanding common shares, or (ii) six months from implementation of the Fund's Share Repurchase Program.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       First Trust Strategic High Income Fund II
            --------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 22, 2015
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 22, 2015
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 22, 2015
     ---------------------

* Print the name and title of each signing officer under his or her signature.